UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After almost 17 years of service on the Board of Directors (the “Board”) of Orion Group Holdings, Inc. (“Orion” or the “Company”), including 13 years of service as Non-Executive Chairman of the Board and one year as Lead Independent Director, Mr. Richard Daerr, Jr. informed the Chairman of the Board of Orion on March 21, 2024 pursuant to Orion’s Amended and Restated Bylaws that Mr. Daerr does not intend to stand for re-election at the Company's next Annual General Meeting of Stockholders on May 16, 2024 (the “Annual Meeting”), but instead intends to retire from the Board effective at the conclusion of the Annual Meeting. The anticipated retirement of Mr. Daerr from the Board did not arise from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. Mr. Daerr intends to serve out the rest of his term as a Class II director on the Board and a member of the Compensation Committee of the Board.

Item 7.01 Regulation FD Disclosure.

On March 25, 2024, the Company issued a press release announcing the retirement of Richard Daerr, Jr. as a Class II director on the Board and a member of the Compensation Committee of the Board, effective as of May 16, 2024. The text of the press release is set forth in Exhibit 99.1 attached to this Current Report on Form 8-K and is incorporated herein by reference.

On March 26, 2024, the Company’s executive management team intends to meet with current and potential investors as part of a non-deal roadshow in New York City. The presentation that the Company's executive management team will cover during those meetings is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. All information included in the presentation is presented as of the dates indicated, and the Company does not assume any obligation to correct or update such information in the future. In addition, the Company disclaims any inferences regarding the materiality of such information that may arise as a result of it furnishing such information under Item 7.01 of this Current Report on Form 8-K.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

The Exhibits to this Current Report are furnished in the Exhibit Index, which appears at the end of, and is incorporated by reference into, this Current Report.

Exhibit No.	Description

99.1	Press Release of Orion Group Holdings, Inc. dated March 25, 2024.
99.2	Orion Group Holdings, Inc. Investor Presentation for March Roadshow
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Orion Group Holdings, Inc. dated March 25, 2024.
99.2	Orion Group Holdings, Inc. Investor Presentation for March Roadshow
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: March 25, 2024	By:	/s/ Travis J. Boone
President and Chief Executive Officer